Note 4 - Shareholder Remuneration System	12 Months Ended
Dec. 31, 2019
Share holder Remuneration System Abstract
Disclosure Share holder Remuneration System Explanatory

4. Shareholder remuneration system

As announced on February 1, 2017, BBVA’s Board of Directors, at its meeting held on March, 29, 2017, executed a capital increase to be charged to voluntary reserves for the instrumentation of the last “Dividend Option”, being the subsequent shareholders’ remunerations fully in cash.

This fully in-cash shareholders’ remuneration policy would be composed of a distribution on account of the dividend of such year (expected to be paid in October) and a final dividend (which would be paid once the year has ended and the profit allocation has been approved, expected for April), subject to the applicable authorizations by the competent governing bodies.

Shareholder remuneration scheme “Dividend Option”

Until 2017, the Group implemented a shareholder remuneration system referred to as “Dividend Option”.

Under such remuneration scheme, BBVA offered its shareholders the possibility to receive all or part of their remuneration in the form of newly-issued BBVA ordinary shares, whilst maintaining the possibility for BBVA shareholders to receive their entire remuneration in cash by selling the rights of free allocation assigned either to BBVA (in execution of the commitment assumed by BBVA to acquire the rights of free allocation at a guaranteed fixed price) or by selling the rights of free allocation on the market at the prevailing market price at that time. However, the execution of the commitment assumed by BBVA was only available to whoever had been originally assigned such rights of free allocation and only in connection with the rights of free allocation initially allocated at such time.

On March 29, 2017, BBVA’s Board of Directors resolved to execute the capital increase to be charged to voluntary reserves approved by the Annual General Meeting (“AGM”) held on March 17, 2017, under agenda item three, to implement a “Dividend Option” in that year. As a result of this increase, the Bank’s share capital increased by €49,622,955.62 through the issuance of 101,271,338 newly-issued BBVA ordinary shares at 0.49 euros par value, given that 83.28% of owners of the rights of free allocation opted to receive newly issued BBVA ordinary shares. The remaining 16.72% of the owners of the rights of free allocation exercised the commitment assumed by BBVA, and as a result, BBVA acquired 1,097,962,903 rights (at a gross price of €0.131 each) for a total amount of €143,833,140.29. This amount is recorded in “Total equity- Interim dividends” of the consolidated balance sheet as of December 31, 2017.

Cash Dividends

Throughout 2017, 2018 and 2019, BBVA’s Board of Directors approved the payment of the following dividends (interim or final dividends) fully in cash, recorded in “Total Equity- Interim Dividends” and “Total Equity – Retained earnings” of the consolidated balance sheet of the relevant year:

•The Board of Directors, at its meeting held on September 27, 2017, approved the payment in cash of €0.09 (€0.0729 net of withholding tax) per BBVA share as the first gross interim dividend against 2017 results. The total amount paid to shareholders on October 10, 2017, after deducting treasury shares held by the Group's companies, amounted to €599 million and is recognized under the headings “Total equity- Interim dividends” of the consolidated balance sheet as of December 31, 2017.

•The Annual General Meeting of BBVA held on March 16, 2018 approved, under item 1 of the Agenda, the payment of a final dividend for 2017, in addition to other dividends previously paid, in cash for an amount equal to €0.15 (€0.1215 net of withholding tax) per BBVA share. The total amount paid to shareholders on April 10, 2018, after deducting treasury shares held by the Group’s companies, amounted €996 million and is recognized under heading “Total equity- Retained earnings” of the consolidated balance sheet as of December 31, 2018.

•The Board of Directors, at its meeting held on September 26, 2018, approved the payment in cash of €0.10 (€0.081 net of withholding tax) per BBVA share, as gross interim dividend against 2018 results. The total amount paid to shareholders on October 10, 2018, after deducting treasury shares held by the Group's companies, amounted to €663 million and is recognized under the heading “Total equity- Interim dividends” of the consolidated balance sheet as of December 31, 2018.

•The Annual General Meeting of BBVA held on March 15, 2019, approved, under item 1 of the Agenda, the payment of a final dividend for 2018, in addition to other dividends previously paid, in cash for an amount equal to €0.16 (€0.1296 withholding tax) per BBVA share. The total amount paid to shareholders on April 10, 2019, after deducting treasury shares held by the Group’s Companies, amounted to €1,064 million and is recognized under the heading “Total equity- Retained earnings” of the consolidated balance sheet as of December 31, 2019.

•The Board of Directors, at its meeting held on October 2, 2019, approved the payment in cash of €0.10 (€0.081 net of withholding tax rate of 19%) per BBVA share, as gross interim dividend based on 2019 results. The total amount paid to shareholders on October 15, 2019, after deducting treasury shares held by the Group´s companies, amounted to €665 million and is recognized under the heading “Total equity- Interim dividends” of the consolidated balance sheet as of December 31, 2019.

The unaudited accounting statements prepared in accordance with legal requirements evidencing the existence of sufficient liquidity for the distribution of the amounts agreed on October 2, 2019, mentioned above are as follows:

Available amount for Interim dividend payments (Millions of Euros)
August, 31, 2019
Profit of BBVA, S.A., after the provision for income tax	1,137
Additional Tier I capital instruments remuneration	276
Maximum amount distributable	861
Amount of proposed interim dividend	667

BBVA cash balance available to the date	6,691

Proposal on allocation of earnings for 2019

The allocation of earnings for 2019 subject to the approval of the Board of Directors at the Annual Shareholders Meeting is presented below:

Allocation of earnings of BBVA, S.A. (Millions of Euros)
December 2019
Profit for year	2,241
Distribution
Interim dividends	667
Final dividend	1,067
Additional Tier 1 securities	419
Voluntary reserves	88